EXHIBIT 21.1

List of Subsidiaries of the Registrant

Company Name	Jurisdiction
AESR, LLC	Delaware
BOURNAZI PASTRIES S.A.	Greece
CEREAL PARTNERS FRANCE B.V.	Netherlands
CEREALES PARTNERS COLOMBIA LTDA.	Colombia
CEREALES PARTNERS L.L.C. - UTE	Argentina
CEREALES PARTNERS LATIN AMERICA LLC	Delaware
COLOMBO, INC.	Delaware
CROISSANT KING PTY LIMITED	Australia
D.H. AUSTRAL (URUGUAY) SOCIEDAD ANONIMA	Uruguay
ELYSEES CONSULT SAS	France
GARDETTO’S BAKERY, INC.	Delaware
GCF SERVICIOS DE MEXICO S. DE R.L. DE C.V.	Mexico
GENERAL MILLS (GIBRALTAR) LIMITED	Gibraltar
GENERAL MILLS (SUISSE) SVE SARL	Switzerland
GENERAL MILLS ARGENTINA L.S., LLC	Delaware
GENERAL MILLS ARGENTINA S.A.	Argentina
GENERAL MILLS ASIA PACIFIC LIMITED	Hong Kong
GENERAL MILLS ASIA PTE. LTD.	Singapore
GENERAL MILLS AUSTRALIA PTY LTD	Australia
GENERAL MILLS BAKERY & FOOD SERVICE PTY LTD	Australia
GENERAL MILLS BAKERY AND FOODSERVICE MANUFACTURING PTY LIMITED	Australia
GENERAL MILLS BELGIUM, SNC	Belgium
GENERAL MILLS BERWICK LIMITED	Scotland
GENERAL MILLS BRASIL LTDA	Brazil
GENERAL MILLS CANADA B.V.	Netherlands
GENERAL MILLS CANADA CORPORATION	Canada
GENERAL MILLS CAPITAL, INC.	Nevada
GENERAL MILLS CEREALS HOLDING (AUSTRALIA) PTY LIMITED	Australia
GENERAL MILLS CEREALS PROPERTIES, LLC	Delaware
GENERAL MILLS CEREALS, LLC	Delaware
GENERAL MILLS CHINA HOLDINGS LIMITED	Mauritius
GENERAL MILLS CHINA LIMITED	Hong Kong
GENERAL MILLS COLOMBIA LTDA	Colombia
GENERAL MILLS CONTINENTAL SA	Chile
GENERAL MILLS CONTINENTAL, INC.	Delaware
GENERAL MILLS DE MEXICO, S. DE R.L. DE C.V.	Mexico
GENERAL MILLS DE VENEZUELA, C.A.	Venezuela
GENERAL MILLS DIRECT MARKETING, INC.	Delaware
GENERAL MILLS DL GP	Delaware
GENERAL MILLS EASTERN EUROPE s.r.o.	Czech Republic
GENERAL MILLS ESPANA B.V.	Netherlands
GENERAL MILLS FINANCE, INC.	Delaware
GENERAL MILLS FINCO, LIMITED	Bermuda
GENERAL MILLS FOODS (NANJING) CO. LTD.	China
GENERAL MILLS FOODS ASIA LIMITED	Hong Kong
GENERAL MILLS FOODS, INC.	Philippines

Company Name	Jurisdiction
GENERAL MILLS FOUNDATION	Minnesota
GENERAL MILLS FRANCE (SAS)	France
GENERAL MILLS GLOBAL FINANCE LTD.	Bermuda
GENERAL MILLS GLOBAL HOLDINGS LTD.	Bermuda
GENERAL MILLS GLOBAL HOLDINGS ONE GP	Bermuda
GENERAL MILLS GLOBAL HOLDINGS TWO LTD.	Bermuda
GENERAL MILLS GMBH	Germany
GENERAL MILLS GUAM, INC.	Guam
GENERAL MILLS HD JAPAN B.V.	Netherlands
GENERAL MILLS HELLAS S.A.	Greece
GENERAL MILLS HH LLC	Delaware
GENERAL MILLS HOLDING (AUSTRALIA) PTY LIMITED	Australia
GENERAL MILLS HOLDING (FRANCE) SAS	France
GENERAL MILLS HOLDING (SPAIN) ETVE, S.L.	Spain
GENERAL MILLS HOLDING (U.K.) LIMITED	United Kingdom
GENERAL MILLS HOLDING A (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING B (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING B.V.	Netherlands
GENERAL MILLS HOLDING ONE (GERMANY) GmbH	Germany
GENERAL MILLS HOLLAND B.V.	Netherlands
GENERAL MILLS HONG KONG LIMITED	Hong Kong
GENERAL MILLS IBERICA, S.A. UNIPERSONAL	Spain
GENERAL MILLS ICF SARL	Switzerland
GENERAL MILLS INDIA PRIVATE LIMITED	India
GENERAL MILLS INTERNATIONAL (FRANCE) SAS	France
GENERAL MILLS INTERNATIONAL A, INC.	Delaware
GENERAL MILLS INTERNATIONAL B, INC.	Delaware
GENERAL MILLS INTERNATIONAL BUSINESSES TWO, INC.	Delaware
GENERAL MILLS INTERNATIONAL BUSINESSES, INC.	Delaware
GENERAL MILLS INTERNATIONAL FINANCE, LLC	Delaware
GENERAL MILLS INTERNATIONAL HOLDINGS, LLC	Delaware
GENERAL MILLS INTERNATIONAL LIMITED	Delaware
GENERAL MILLS INTERNATIONAL SARL	Switzerland
GENERAL MILLS INTERNATIONAL Y COMPANIA S. EN N.C. DE C.V.	Mexico
GENERAL MILLS IP HOLDINGS I, LLC	Delaware
GENERAL MILLS IP HOLDINGS II, LLC	Delaware
GENERAL MILLS ISRAEL LTD	Israel
GENERAL MILLS ITALIA SRL	Italy
GENERAL MILLS KOREA CO., LTD.	Korea
GENERAL MILLS LANDES (SAS)	France
GENERAL MILLS LEBANON S.A.L.	Lebanon
GENERAL MILLS LUXEMBOURG S.A.R.L.	Luxembourg
GENERAL MILLS MAARSSEN B.V.	Aruba
GENERAL MILLS MAARSSEN HOLDING, INC.	Delaware
GENERAL MILLS MAGHREB SARL	Morocco
GENERAL MILLS MALAYSIA SDN. BHD.	Malaysia
GENERAL MILLS MANUFACTURING AUSTRALIA PTY LIMITED	Australia
GENERAL MILLS MARKETING, INC.	Delaware

Company Name	Jurisdiction
GENERAL MILLS MAURITIUS, INC.	Mauritius
GENERAL MILLS MIDDLE EAST SAL	Lebanon
GENERAL MILLS MISSOURI, INC.	Missouri
GENERAL MILLS N.A., N.V.	Netherlands Antilles
GENERAL MILLS NETHERLANDS B.V.	Netherlands
GENERAL MILLS NEW ZEALAND LIMITED	New Zealand
GENERAL MILLS NORTH AMERICA AFFILIATES	Canada
GENERAL MILLS NOVA SCOTIA COMPANY	Canada
GENERAL MILLS OPERATIONS, INC.	Delaware
GENERAL MILLS PENSION TRUSTEE LIMITED	United Kingdom
GENERAL MILLS PRODUCTS CORP.	Delaware
GENERAL MILLS PROPERTIES, INC.	New York
GENERAL MILLS RH, INC.	Delaware
GENERAL MILLS RIGHTS HOLDINGS, LLC	Delaware
GENERAL MILLS RUSSIA HOLDING, INC.	Delaware
GENERAL MILLS SALES, INC.	Delaware
GENERAL MILLS SAN ADRIAN, S.L. UNIPERSONAL	Spain
GENERAL MILLS SCANDINAVIA AB	Sweden
GENERAL MILLS SERVICES (UK) LTD.	United Kingdom
GENERAL MILLS SERVICES, INC.	Delaware
GENERAL MILLS SNACKS HOLDING B.V.	Netherlands
GENERAL MILLS SOUTH AFRICA (PROPRIETARY) LIMITED	South Africa
GENERAL MILLS SWISS ONE GMBH	Switzerland
GENERAL MILLS SWISS TWO GMBH	Switzerland
GENERAL MILLS TAIWAN LIMITED	Taiwan
GENERAL MILLS TRADING (SHANGHAI) CO. LIMITED	China
GENERAL MILLS UK LIMITED	United Kingdom
GENERAL MILLS VENEZUELA B.V.	Netherlands
GENERAL MILLS VENTAS DE MEXICO, S. DE R.L. DE C.V.	Mexico
GENERAL MILLS, INC.	Delaware
GIGANTE VERDE, INC.	Delaware
GIGANTE VERDE, S de RL de CV	Mexico
GLOBAL HOLDINGS ONE MANAGEMENT LLC	Delaware
GM CEREALS HOLDINGS, INC.	Delaware
GM CEREALS OPERATIONS, INC.	Delaware
GM CLASS B, INC.	Delaware
GMEAF SNC	France
GMSNACKS, SCA	France
GOLD MEDAL INSURANCE CO.	Minnesota
GREEN GIANT ASIA PACIFIC LTD.	Taiwan
GREEN GIANT INTERNATIONAL, INC.	Minnesota
GUANGZHOU PILLSBURY V. PEARL FOODS CO., LTD.	China
HAAGEN-DAZS ARRAS SNC	France
HAAGEN-DAZS BELGIUM (S.A. N.V.)	Belgium
HAAGEN-DAZS INTERNATIONAL SHOPPE COMPANY, INC.	Minnesota
HAAGEN-DAZS NEDERLAND N.V.	Netherlands
HAAGEN-DAZS TAIWAN LIMITED	Taiwan

Company Name	Jurisdiction
HANGZHOU H.D. FOOD COMPANY LTD	China
HD CHINA B.V.	Netherlands
HD DISTRIBUTORS (THAILAND) CO., LTD.	Thailand
HD MARKETING & DISTRIBUTION PHILIPPINES, INC.	Philippines
HD MARKETING & DISTRIBUTION SDN. BHD.	Malaysia
HDIP, INC.	Delaware
INMOBILIARIA SELENE, S.A. DE C.V.	Mexico
INO FITA GMBH	Germany
KAMPOS ESTIASI S.A.	Greece
KIFISSIA PASTRIES S.A.	Greece
LA SALTENA S.A.	Argentina
MILLS ONLINE, INC.	Delaware
NORTHGATE PARTNERS L.L.C.	North Dakota
OLD EL PASO FOODS B.V.	Netherlands
PET INCORPORATED	United States
PILLSBURY FROZEN FOODS HOLDINGS (GUANGZHOU) LIMITED	Virgin Islands, British
PILLSBURY FROZEN FOODS HOLDINGS (SHANGHAI) LIMITED	Virgin Islands, British
PILLSBURY MEXICO, S.A. DE C.V.	Mexico
PILLSBURY PHILIPPINES INTERNATIONAL, INC.	Philippines
PILLSBURY PUERTO RICO, INC.	Puerto Rico
PILLSBURY SHANGHAI FROZEN FOODS, LIMITED	China
PINEDALE HOLDINGS PTE LIMITED	Singapore
PINEDALE TRADING PTE LIMITED	Singapore
POPCORN DISTRIBUTORS, INC.	Delaware
RDL COAL LLC	Delaware
SAXBY BROS LIMITED	England and Wales
SHANGHAI GENERAL MILLS CONSULTING LTD.	China
SHANGHAI H.D. FOOD COMPANY LIMITED	China
SHANGHAI HAAGEN-DAZS FOOD TRADING CO., LTD.	China
SHANGHAI SHANMEI HAAGEN-DAZS ICE CREAM COMPANY LIMITED	China
SHAW COAST BUSINESS - SGPS LDA	Portugal
SMALL PLANET FOODS, INC.	Washington
SUPER FITNESS INTERNATIONAL S.A.	Panama
SWEETGRASS GRAIN PARTNERSHIP	Montana
THE PILLSBURY COMPANY	Delaware
WASHBURN INVESTMENT OFFICE INCORPORATED	Delaware
WIN/WIN RADIO, INC.	Delaware
YOPLAIT USA, INC.	Delaware

JOINT VENTURES

8th CONTINENT, LLC	Delaware
C.P. HELLAS EEIG	Greece
C.P.A. CEREAL PARTNERS HANDELSGESELLSCHAFT m.b.H & Co. OHG	Austria
C.P.A. CEREAL PARTNERS HANDELSGESELLSCHAFT m.b.H.	Austria
C.P.D. CEREAL PARTNERS DEUTSCHLAND GmbH & Co. oHG	Germany
C.P.D. CEREAL PARTNERS DEUTSCHLAND VERWALTUNGSGESELLSCHAFT mbH	Germany
C.P.W. MEXICO S. de R.L. de C.V.	Mexico

Company Name	Jurisdiction
CEREAL ASSOCIADOS PORTUGAL, A.E.I.E.	Portugal
CEREAL PARTNERS (MALAYSIA) SDN. BHD.	Malaysia
CEREAL PARTNERS (THAILAND) LIMITED	Thailand
CEREAL PARTNERS AUSTRALIA PTY LIMITED	Australia
CEREAL PARTNERS CZECH REPUBLIC, s.r.o.	Czech Republic
CEREAL PARTNERS ESPANA, A.E.I.E.	Spain
CEREAL PARTNERS FRANCE, SNC	France
CEREAL PARTNERS GIDA TICARET LIMITED SIRKETI	Turkey
CEREAL PARTNERS HUNGARIA TRADING LIMITED LIABILITY COMPANY	Hungary
CEREAL PARTNERS LLC	Russia
CEREAL PARTNERS MEXICO, S.A. DE C.V.	Mexico
CEREAL PARTNERS POLAND TORUN-PACIFIC Sp. z.o.o.	Poland
CEREAL PARTNERS SLOVAK REPUBLIC, s.r.o.	Slovakia
CEREAL PARTNERS TRADING, LLC	Russia
CEREAL PARTNERS U.K.	United Kingdom
CEREAL PARTNERS VENEZUELA	Venezuela
CEREALES C.P.W. BOLIVIA S.R.L.	Bolivia
CEREALES C.P.W. CHILE LIMITADA (SRL)	Chile
CEREALES CPW PERU LIMITADA	Peru
CP COLOMBIA ACP	Colombia
CP MIDDLE EAST FZCO	United Arab Emirates
CP SUISSE	Switzerland
CPW AUSTRALIA	Australia
CPW BRASIL LTDA.	Brazil
CPW DOMINICAN REPUBLIC	Dominican Republic
CPW ECUADOR	Ecuador
CPW HONG KONG LIMITED	Hong Kong
CPW NEW ZEALAND	New Zealand
CPW OPERATIONS S.A.R.L.	Switzerland
CPW PARAGUAY S.R.L.	Paraguay
CPW PHILIPPINES, INC.	Philippines
CPW ROMANIA	Romania
CPW S.A.	Switzerland
CPW SINGAPORE (PTE.) LTD.	Singapore
CPW TIANJIN LIMITED	China
CPW TRINIDAD AND TOBAGO, LTD.	Trinidad and Tobago
CPW URUGUAY S.A.	Uruguay
HAAGEN-DAZS JAPAN, INC.	Japan
HAAGEN-DAZS KOREA CO., LTD.	Korea
MESI FUEL STATION NO. 1, L.L.C.	Ohio
PT CEREAL PARTNERS INDONESIA	Indonesia
SERETRAM (SAS)	France